EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

ANSWERS CORPORATION

FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2010

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Answers Corporation, a Delaware corporation (the “Company”) for the quarter ended September 30, 2010 and filed with the Securities and Exchange Commission on the date hereof (“Form 10-Q”), I, Robert S. Rosenschein, the Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2010	/s/ Robert S. Rosenschein

Robert S. Rosenschein
Chief Executive Officer